UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

BULL HORN HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

BULL HORN HOLDINGS CORP.
801 S. POINTE DRIVE, SUITE TH-1
MIAMI BEACH, FLORIDA 33139

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 2, 2022

TO THE SHAREHOLDERS OF BULL HORN HOLDINGS CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of shareholders of Bull Horn Holdings Corp. (“Bull Horn,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on November 2, 2022. The formal meeting notice and proxy statement for the special meeting are attached.

The special meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/bullhornse/ext2022.  We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel Coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting in person online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend. The special meeting is to be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend Bull Horn’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Bull Horn must consummate a business combination (the “Extension”) from November 3, 2022 to December 31, 2022 (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

●	a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow Bull Horn more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Bull Horn has until November 3, 2022 (the “Termination Date”) to complete a business combination.

On April 18, 2022, Bull Horn entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Bull Horn (“Merger Sub”), and Coeptis Therapeutics, Inc., a Delaware corporation (“Coeptis”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the Closing (as defined below), Bull Horn will re-domicile from the British Virgin Islands to the State of Delaware through a statutory re-domestication (the “Domestication”), and (ii) upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Coeptis (the “Merger” and, together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Transactions”), with Coeptis continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Bull Horn (after the Domestication). For additional information about the Merger Agreement and the Transactions, please see the Current Report on Form 8-K filed by Bull Horn with the Securities and Exchange Commission (the “SEC”) on April 19, 2022 and the proxy statement/prospectus dated September 30, 2022.

Bull Horn’s board of directors (the “Board”) believes that it is in the best interests of Bull Horn to seek an extension of the Termination Date and have Bull Horn’s shareholders approve the Extension Proposal to allow for a short period of additional time to consummate the Transactions if needed. Bull Horn has called an extraordinary general meeting to be held on October 26, 2022 to approve the Transactions (the “Business Combination Special Meeting”). While Bull Horn is using its best efforts to complete the Transactions on or before the Termination Date and on or before the date of the special meeting, the Board believes that it is in the best interests of Bull Horn shareholders that the Extension be obtained so that, in the event the Transactions are for any reason not able to be consummated on or before the Termination Date, Bull Horn will have a limited additional amount of time to consummate the Transactions. Without the Extension, Bull Horn believes that there is some risk that it might not, despite its best efforts, be able to complete the Transactions on or before the Termination Date. If that were to occur, Bull Horn would be precluded from completing the Transactions and would be forced to liquidate even if Bull Horn shareholders are otherwise in favor of consummating the Transactions.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the shareholders of Bull Horn at the Business Combination Special Meeting), Bull Horn intends to complete the Transactions as soon as possible and in any event on or before the Extended Date.

Accordingly, the Board believes that in order to be able to consummate the Transactions, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Bull Horn must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the Transactions.

Holders (“public shareholders”) of Bull Horn’s ordinary shares (“public shares”) sold in its initial public offering (“IPO”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal regardless of how such public shareholders vote in regard to those amendments. This right of redemption is provided for and is required by Bull Horn’s Amended and Restated Memorandum and Articles of Association and Bull Horn also believes that such redemption right protects Bull Horn’s public shareholders from having to sustain their investments for an unreasonably long period if Bull Horn fails to consummate an initial business combination by the Extended Date. If you have elected to redeem your public shares in connection with the Business Combination Special Meeting and also desire to have such shares redeemed in connection with the special meeting, then you do not need to take any additional action as such shares will be automatically submitted for redemption in connection with the special meeting. However, if you did not elect to redeem your public shares in connection with the Business Combination Special Meeting, you may elect to redeem such shares in connection with the special meeting.

If Bull Horn shareholders approve the Transactions at the Business Combination Special Meeting and the other conditions to the Transactions are then satisfied or will be satisfied or waived on or before the Termination Date, then Bull Horn intends to use its best efforts to complete the Transactions on or before the Termination Date. If Bull Horn completes the Transactions on or before November 2, 2022, it will cancel the special meeting and will not implement the Extension. If Bull Horn completes the Transactions on November 3, 2022, it will not implement the Extension. If Bull Horn does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the special meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Special Meeting). Bull Horn intends to hold the special meeting to approve the Extension and file the proposed amendment to its Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the special meeting that it may not be able to complete the Transactions on or before the Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (unless you have elected to redeem your public shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for redemption in connection with the special meeting). You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the trust account, Bull Horn estimates that the per-share pro rata portion of the trust account will be approximately $10.28 at the time of the special meeting. The closing price of Bull Horn’s shares on September 30, 2022 was $10.19. Bull Horn cannot assure shareholders that they will be able to sell their shares of Bull Horn in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Proposal is not approved and we do not consummate an initial business combination by November 3, 2022 in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Proposal is approved and we do not consummate an initial business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

Our Board has fixed the close of business on September 1, 2022 as the date for determining the Bull Horn shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Bull Horn shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. However, the holders of public shares may elect to redeem all or a portion of their shares in connection with the special meeting, even if they did not elect to redeem such shares in connection with the Business Combination Special Meeting.

You are not being asked to vote on the Transactions at the special meeting. The vote by Bull Horn shareholders on the Transactions will occur at the separate Business Combination Special Meeting of Bull Horn shareholders, to be held on October 26, 2022, at 10:00 a.m., Eastern Time, and the solicitation of proxies from Bull Horn shareholders in connection with such separate Business Combination Special Meeting, and the related right of Bull Horn shareholders to redeem in connection with the Transactions (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Proposal), is the subject of a separate proxy statement/prospectus dated September 30, 2022 that was mailed to Bull Horn on or about October 4, 2022. If you want to ensure your public shares are redeemed in the event either the Transactions are completed or the Extension Proposal is implemented, you should elect to redeem your public shares in connection with either the special meeting or the Business Combination Special Meeting.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are fair to and in the best interests of Bull Horn and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Extension Proposal and, if presented, “FOR” the Adjournment Proposal.

No other business shall be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

October 11, 2022	By Order of the Board of Directors

/s/ Robert Striar
Robert Striar
Chief Executive Officer and Chairman

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record, you may also cast your vote in person online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the special meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 2, 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/bullhornse/ext2022.

BULL HORN HOLDINGS CORP.
801 S. POINTE DRIVE, SUITE TH-1
MIAMI BEACH, FLORIDA 33139

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 2, 2022
PROXY STATEMENT

The special meeting (the “special meeting”) of shareholders of Bull Horn Holdings Corp. (“Bull Horn,” “Company,” “we,” “us” or “our”), a British Virgin Islands business company, will be held at 10:00 a.m. Eastern Time on November 2, 2022, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/bullhornse/ext2022 for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend Bull Horn’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Bull Horn must consummate a business combination (the “Extension”) from November 3, 2022 to December 31, 2022 (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

●	a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

The Extension Proposal is essential to the overall implementation of the plan of our board of directors (the “Board”) to extend the date that Bull Horn must complete an initial business combination. The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow Bull Horn more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Bull Horn has until November 3, 2022 (the “Termination Date”) to complete an initial business combination.

On April 18, 2022, Bull Horn entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Bull Horn (“Merger Sub”), and Coeptis Therapeutics, Inc., a Delaware corporation (“Coeptis”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the Closing (as defined below), Bull Horn will re-domicile from the British Virgin Islands to the State of Delaware through a statutory re-domestication (the “Domestication”), and (ii) upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Coeptis (the “Merger” and, together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Transactions”), with Coeptis continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Bull Horn (after the Domestication). For additional information about the Merger Agreement and the Transactions, please see the Current Report on Form 8-K filed by Bull Horn with the Securities and Exchange Commission (the “SEC”) on April 19, 2022 and the proxy statement/prospectus dated September 30, 2022.

The Board believes that it is in the best interests of Bull Horn to seek an extension of the Termination Date and have Bull Horn’s shareholders approve the Extension Proposal to allow for a short period of additional time to consummate the Transactions if needed. Bull Horn has called an extraordinary general meeting to be held on October 26, 2022 to approve the Transactions (the “Business Combination Special Meeting”). While Bull Horn is using its best efforts to complete the Transactions on or before the Termination Date and on or before the date of the special meeting, the Board believes that it is in the best interests of Bull Horn shareholders that the Extension be obtained so that, in the event the Transactions are for any reason not able to be consummated on or before the Termination Date, Bull Horn will have a limited additional amount of time to consummate the Transactions. Without the Extension, Bull Horn believes that there is some risk that it might not, despite its best efforts, be able to complete the Transactions on or before the Termination Date. If that were to occur, Bull Horn would be precluded from completing the Transactions and would be forced to liquidate even if Bull Horn shareholders are otherwise in favor of consummating the Transactions.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the shareholders of Bull Horn at the Business Combination Special Meeting), Bull Horn intends to complete the Transactions as soon as possible and in any event on or before the Extended Date.

The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

In connection with the Extension Proposal, holders (“public shareholders”) of Bull Horn’s ordinary shares sold in its IPO (“public shares”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal. Bull Horn believes that such redemption right protects Bull Horn’s public shareholders from having to sustain their investments for an unreasonably long period if Bull Horn fails to complete its initial business combination in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If you have elected to redeem your public shares in connection with the Business Combination Special Meeting and also desire to have such shares redeemed in connection with the special meeting, then you do not need to take any additional action as such shares will be automatically submitted for redemption in connection with the special meeting. However, if you did not elect to redeem your public shares in connection with the Business Combination Special Meeting, you may elect to redeem such shares in connection with the special meeting. If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the shareholders of Bull Horn at the Business Combination Special Meeting), Bull Horn intends to complete the Transactions as soon as possible and in any event on or before the Extended Date.

If Bull Horn shareholders approve the Transactions at the Business Combination Special Meeting and the other conditions to the Transactions are then satisfied or will be satisfied or waived on or before the Termination Date, then Bull Horn intends to use its best efforts to complete the Transactions on or before the Termination Date. If Bull Horn completes the Transactions on or before November 2, 2022, it will cancel the special meeting and will not implement the Extension. If Bull Horn completes the Transactions on November 3, 2022, it will not implement the Extension. If Bull Horn does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the special meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Special Meeting). Bull Horn intends to hold the special meeting to approve the Extension and file the proposed amendment to its Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the special meeting that it may not be able to complete the Transactions on or before the Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (unless you have elected to redeem your public shares in connection with the Business Combination Special Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for redemption in connection with the special meeting). You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two business days prior to the special meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $33.0 million that was in the trust account as of June 30, 2022. In such event, Bull Horn may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is not approved and we do not consummate a business combination by November 3, 2022, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs by way of a voluntary liquidation, as further described herein. Any redemption of public shareholders from the trust account shall be effected as required by our Amended and Restated Memorandum and Articles of Association prior to our commencing any voluntary liquidation. If we are required to liquidate prior to distributing the aggregate amount then on deposit in the trust account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses) pro rata to our public shareholders, then such winding up, liquidation and distribution must comply with the applicable provisions of the BVI Business Companies Act of 2004 (as amended). In that case, investors may be forced to wait beyond November 3, 2022 before the proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the proceeds from our trust account. Except as otherwise described herein, we have no obligation to return funds to investors prior to the date of any redemption required as a result of our failure to consummate our initial business combination within the period described above or our liquidation, unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon any such redemption of public shares as we are required to effect or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Bull Horn’s warrants, which will expire worthless in the event we wind up.

You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

The record date for the special meeting is September 1, 2022. Record holders of Bull Horn ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,116,414 outstanding ordinary shares of Bull Horn, including 3,241,414 outstanding public shares. Bull Horn’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated October 11, 2022 and is first being mailed to shareholders on or about that date.

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BULL HORN HOLDINGS CORP.
801 S. POINTE DRIVE, SUITE TH-1
MIAMI BEACH, FLORIDA 33139

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2022
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?	A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of shareholders to be held on November 2, 2022, at 10:00 a.m., Eastern Time, as a virtual meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Bull Horn is a blank check company formed in November 2018 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. On November 3, 2020, we consummated our IPO of 7,500,000 units at a price of $10.00 per unit, generating gross proceeds of $75,000,000. Simultaneously with the closing of the IPO, we consummated the private sale of 3,750,000 warrants (the “private placement warrants”) to our sponsor and the underwriters of our IPO at a price of $1.00 per private placement warrant, generating gross proceeds of $3,750,000. A total of $75,750,000 was placed in the trust account upon the closing of the IPO. Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination consummated on or before a certain date. On April 26, 2022, we held a special meeting of our shareholders. At the special meeting, our shareholders approved an amendment to our Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate our initial business combination from May 3, 2022 to November 3, 2022. On April 27, 2022, we filed an amended and restated copy of the Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs of the British Virgin Islands, effective the same day. In connection with the special meeting, shareholders holding 4,258,586 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the trust account. As a result, approximately $43.0 million (approximately $10.10 per public share) was removed from the trust account immediately after the redemption to pay such holders and approximately $33.0 million remained in the trust account as of June 30, 2022. Following redemptions, we have 3,241,414 public shares outstanding and the sponsor agreed to lend us $66,667 (or approximately $0.02 per public share that remains outstanding) per month to deposit into the trust account in connection with the extension of our termination date from May 3, 2022 to November 3, 2022. On May 2, 2022, we issued a promissory note to the sponsor in connection with such loan, which bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of our initial business combination, or (b) the date of our liquidation. If the initial business combination is not consummated by November 3, 2022, then our existence will terminate, and we will distribute all amounts in the trust account.

On April 18, 2022, Bull Horn entered into the Merger Agreement with Merger Sub and Coeptis. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the Closing, Bull Horn will re-domicile from the British Virgin Islands to the State of Delaware through a statutory re-domestication, and (ii) upon the Closing, Merger Sub will merge with and into Coeptis, with Coeptis continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Bull Horn (after the Domestication). For additional information about the Merger Agreement and the Transactions, please see the Current Report on Form 8-K filed by Bull Horn with the SEC on April 19, 2022 and the proxy statement/prospectus dated September 30, 2022.

Bull Horn will hold the Business Combination Special Meeting on October 26, 2022 to approve the Transactions.

If Bull Horn shareholders approve the Transactions at the Business Combination Special Meeting and the other conditions to the Transactions are then satisfied or will be satisfied or waived on or before the Termination Date, then Bull Horn intends to use its best efforts to complete the Transactions on or before the Termination Date. If Bull Horn completes the Transactions on or before November 2, 2022, it will cancel the special meeting and will not implement the Extension. If Bull Horn completes the Transactions on November 3, 2022, it will not implement the Extension. If Bull Horn does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the special meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Special Meeting). Bull Horn intends to hold the special meeting to approve the Extension and file the proposed amendment to its Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the special meeting that it may not be able to complete the Transactions on or before the Termination Date.

The Board believes that it is in the best interests of the shareholders to continue Bull Horn’s existence until the Extended Date in order to allow Bull Horn more time to complete the Transactions.

Q. What is being voted on?	A. You are being asked to vote on:

● a proposal to amend Bull Horn’s Amended and Restated Memorandum and Articles of Association to extend the date by which Bull Horn must consummate a business combination from November 3, 2022 to December 31, 2022 (such date or later date, as applicable, the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement; and

● a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

The Extension Proposal is essential to the overall implementation of our Board’s plan to extend the date by which we have to complete an initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

You are also being asked to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.

Q. Why is the Company proposing the Extension Proposal?	A. Bull Horn’s Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before November 3, 2022. Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination.

The Business Combination Special Meeting is scheduled to be held on October 26, 2022 to approve the Transactions, the SEC has declared effective the Registration Statement relating to the Transactions and the Business Combination Special Meeting and the proxy statement/prospectus relating to the Business Combination Special Meeting was mailed to Bull Horn shareholders on or about October 4, 2022. While Bull Horn is using its best efforts to complete the Transactions on or before the Termination Date and on or before the date of the special meeting, the Board believes that it is in the best interests of Bull Horn shareholders that the Extension be obtained so that, in the event the Transactions are for any reason not able to be consummated on or before the Termination Date, Bull Horn will have a limited additional amount of time to consummate the Transactions. Without the Extension, Bull Horn believes that there is some risk that Bull Horn might not, despite its best efforts, be able to complete the Transactions on or before the Termination Date. If that were to occur, Bull Horn would be precluded from completing the Transactions and would be forced to liquidate even if Bull Horn shareholders are otherwise in favor of consummating the Transactions. If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the shareholders of Bull Horn at the Business Combination Special Meeting), Bull Horn intends to complete the Transactions as soon as possible and in any event on or before the Extended Date.

Bull Horn believes that given Bull Horn’s expenditure of time, effort and money on the Transactions, circumstances warrant ensuring that Bull Horn is in the best position possible to consummate the Transactions and that it is in the best interests of Bull Horn shareholders that Bull Horn obtain the Extension if needed. Bull Horn believes the Transactions will provide significant benefits to its stockholders. For more information about the Business Combination, see the proxy statement/prospectus dated September 30, 2022, mailed to Bull Horn shareholders on or about October 4, 2022.

You are not being asked to vote on the Transactions at the special meeting. The vote by Bull Horn shareholders on the Transactions will occur at the separate Business Combination Special Meeting of Bull Horn shareholders, to be held on October 26, 2022, at 10:00 a.m., Eastern Time, and the solicitation of proxies from Bull Horn shareholders in connection with such separate Business Combination Special Meeting, and the related right of Bull Horn shareholders to redeem in connection with the Transactions (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Proposal), is the subject of a separate proxy statement/prospectus dated September 30, 2022 that was mailed to Bull Horn on or about October 4, 2022. If you want to ensure your public shares are redeemed in the event either the Transactions are completed or the Extension Proposal is implemented, you should elect to redeem your public shares in connection with either the special meeting or the Business Combination Special Meeting.

Q. Why should I vote for the Extension Proposal?	A. While we are using our best efforts to complete the Transactions as soon as practicable, the Board believes that there may not be sufficient time before November 3, 2022 to complete the Transactions. Accordingly, the Board believes that in order to be able to consummate the Transactions, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Transactions on or before November 3, 2022. If that were to occur, we would be precluded from completing the Transactions and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Transactions. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Bull Horn must complete a business combination until the Extended Date and to allow for the Election.

Bull Horn’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least 65% of the Company’s ordinary shares which are present (in person online or by proxy) and which vote at the special meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond November 3, 2022, except in connection with, and effective upon consummation of, a business combination. Additionally, Bull Horn’s Amended and Restated Memorandum and Articles of Association and Trust Agreement require that all public shareholders have an opportunity to redeem their public shares in the case Bull Horn’s corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Bull Horn shareholders from having to sustain their investments for an unreasonably long period if Bull Horn failed to complete the Transactions in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the pending Transactions, circumstances warrant providing those who would like to consider whether the Transactions are an attractive investment with an opportunity to consider such Transactions, inasmuch as Bull Horn is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Bull Horn’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q. How do the Bull Horn insiders intend to vote their shares?	A. All of Bull Horn’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Bull Horn’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem any shares owned by them. On the record date, Bull Horn’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote an aggregate of 1,875,000 ordinary shares, representing approximately 36.3% of Bull Horn’s issued and outstanding ordinary shares.

Bull Horn’s directors, executive officers, initial shareholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal. Any public shares held by or subsequently purchased by affiliates of Bull Horn may be voted in favor of the Extension Proposal.

Q. What vote is required to adopt the Extension Proposal?	A. Pursuant to Bull Horn’s Amended and Restated Memorandum and Articles of Association, approval of the Extension Proposal will require the affirmative vote of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal.

Q. What vote is required to approve the Adjournment Proposal?	A. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote and which are present (in person online or by proxy) at the special meeting and which vote will be required to direct the chairman to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. We believe that each of the proposals are “non-discretionary” items.

Q. What if I don’t want to vote for the Extension Proposal?	A. If you do not want the Extension Proposal to be approved, you should vote against the Extension Proposal. If the Extension Proposal is approved, and the Extension is implemented, and you have exercised your redemption rights then the Withdrawal Amount will be withdrawn from the trust account and paid to you and the other redeeming public shareholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Bull Horn does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Bull Horn has provided that all holders of public shares, whether they vote for or against the Extension Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the special meeting. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combination, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved and we have not consummated a business combination by November 3, 2022, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each public shareholder will receive a full pro rata portion of the amount then in the trust account, plus any pro rata interest earned on the funds held in the trust account and not previously released to us to pay our taxes payable on such funds.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares or the ordinary shares included in the private placement warrants. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

Q. If the Extension Proposal is approved, what happens next?	A. If the Extension Proposal is approved, we will have until the Extended Date to complete an initial business combination.

If the Extension Proposal is approved, we will, pursuant to that certain Investment Management Trust Agreement (the “Trust Agreement”) between us and Continental Stock Transfer & Trust Company, remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date.

We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal after taking into account the Election.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election and increase the percentage interest of Bull Horn’s ordinary shares held by Bull Horn’s officers, directors, initial shareholders and their affiliates. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $33.0 million that was in the trust account as of June 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, ordinary shares and warrants will remain publicly traded.

Q. Am I able to exercise my redemption rights in connection with the Business Combination?

A. If you were a holder of public shares as of the close of business on the September 1, 2022 record date for the Business Combination Special Meeting, you will be able to vote to approve the Transactions in the Business Combination Special Meeting, to be held on October 26, 2022. The special meeting relating to the Extension Proposal does not affect your right to elect to redeem your public shares in connection with the Transactions, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association (including the requirement to submit any request for redemption in connection with the Transactions on or before the date that is two business days before the Business Combination Special Meeting to vote on the Transactions).

If Bull Horn shareholders approve the Transactions at the Business Combination Special Meeting and the other conditions to the Transactions are then satisfied or will be satisfied or waived on or before the Termination Date, then Bull Horn intends to use its best efforts to complete the Transactions on or before the Termination Date. If Bull Horn completes the Transactions on or before November 2, 2022, it will cancel the special meeting and will not implement the Extension. If Bull Horn completes the Transactions on November 3, 2022, it will not implement the Extension. If Bull Horn does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the special meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Special Meeting). Bull Horn intends to hold the special meeting to approve the Extension and file the proposed amendment to its Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the special meeting that it may not be able to complete the Transactions on or before the Termination Date.

Q. Who bears the cost of soliciting proxies?	A. The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person online, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the special meeting.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Bull Horn’s Chief Executive Officer prior to the date of the special meeting or by voting in person online at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Bull Horn located at 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139, Attn: Chief Executive Officer.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals and will have no effect on the outcome of any vote.

Q. What is a quorum requirement?	A. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the special meeting if there are present in person or by proxy not less than 50% of the Company’s ordinary shares present at the meeting in person online or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the special meeting in person online. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?	A. Only holders of record of Bull Horn’s ordinary shares at the close of business on September 1, 2022 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 5,116,414 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Bull Horn’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person online at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the shareholder of record, you may not vote your shares in person online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Extension Proposal?	A. Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Proposal is fair to and in the best interests of Bull Horn and its shareholders. The Board recommends that Bull Horn’s shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal, if presented.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Bull Horn’s current and former directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal — Interests of Bull Horn’s Directors and Officers.”

Q. What happens to the Bull Horn warrants if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on November 3, 2022. In such event, your warrants will become worthless.

Q. What happens to the Bull Horn warrants if the Extension Proposal is approved?	A. If the Extension Proposal is approved, Bull Horn will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?	A. Bull Horn urges you to read carefully and consider the information contained in this proxy statement, including the annex and to consider how the proposals will affect you as a Bull Horn shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of Bull Horn public shares, you may vote in person online at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person online if you have already voted by proxy.

If your shares of Bull Horn are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person online at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?	A. If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. If you have elected to redeem your public shares in connection with the Business Combination Special Meeting and also desire to have such shares redeemed in connection with the special meeting, then you do not need to take any additional action as such shares will be automatically submitted for redemption in connection with the special meeting. However, if you did not elect to redeem your public shares in connection with the Business Combination Special Meeting, you may elect to redeem such shares in connection with the special meeting.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Bull Horn shares.

On or about October 4, 2022, separate voting materials were mailed to Bull Horn shareholders for the Business Combination Special Meeting to be held on October 26, 2022. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the special meeting and the Business Combination Special Meeting.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Bull Horn Holdings Corp. 801 S. Pointe Drive, Suite TH-1 Miami Beach, Florida 33139 Attn: Robert Striar Telephone: (305) 671-3341

or:

Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free: (877) 870-8565 Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward- looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Bull Horn’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Bull Horn or any person acting on Bull Horn’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Bull Horn undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated October 29, 2020, as filed with the SEC on November 2, 2020, our Annual Report on Form 10-K filed with the SEC on April 8, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 10 and August 9, 2022, our proxy statement/prospectus dated September 30, 2022, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our final prospectus dated October 29, 2020, as filed with the SEC on November 2, 2020, our Annual Report on Form 10-K filed with the SEC on April 8, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 10 and August 9, 2022, our proxy statement/prospectus dated September 30, 2022, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, Coeptis, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, Coeptis, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of completing our business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the IPO Registration Statement (as defined below), we will liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.

The SPAC Rule Proposals sets forth, among other matters, the circumstances in which a SPAC such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours that may not complete its initial business combination within 24 months after such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act ), we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

BACKGROUND

We are a blank check company formed pursuant to the laws of the British Virgin Islands on November 27, 2018 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

On November 3, 2020, we consummated the IPO of 7,500,000 units at a price of $10.00 per unit, generating gross proceeds of $75,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 3,750,000 private placement warrant to our sponsor and the underwriters of our IPO at a price of $1.00 per warrant, generating gross proceeds of $3,750,000.

The units began trading on October 30, 2020 on the Nasdaq Capital Market under the symbol “BHSEU.”

Commencing on December 17, 2020, the securities comprising the units began separately trading. The units, ordinary shares, and warrants are trading on the Nasdaq Capital Market under the symbols “BHSEU,” “BHSE” and “BHSEW,” respectively. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the registrant, computed by reference to the closing sales price for the ordinary shares on September 30, 2022, as reported on the Nasdaq Capital Market, was approximately $ 33.02 million.

Prior to our IPO, our sponsor purchased an aggregate of 2,156,250 ordinary shares initially purchased by our sponsor in a private placement prior to our IPO (“founder shares”) for an aggregate purchase price of $25,000. On December 10, 2020, the underwriters notified us that they would not be exercising the over-allotment option and as a result, our sponsor returned 281,250 founder shares to us for no consideration and such founder shares were canceled.

The net proceeds of the IPO plus the proceeds of the sale of the private placement warrants were deposited in the trust account.

On December 16, 2021, we held our 2021 annual general meeting of shareholders. At such meeting, our shareholders (i) re-elected four directors to serve as the Class I directors on our Board until the 2022 annual meeting of shareholders or until their successors are duly elected and qualified and (ii) ratified the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

On April 26, 2022, we held a special meeting of our shareholders. At the special meeting, our shareholders approved an amendment to our Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate our initial business combination from May 3, 2022 to November 3, 2022. On April 27, 2022, we filed an amended and restated copy of the Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs of the British Virgin Islands, effective the same day. In connection with the special meeting, shareholders holding 4,258,586 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the trust account. As a result, approximately $43.0 million (approximately $10.10 per public share) was removed from the trust account immediately after the redemption to pay such holders and approximately $33.0 million remained in the trust account as of June 30, 2022. Following redemptions, we have 3,241,414 public shares outstanding and the sponsor agreed to lend Bull Horn $66,667 (or approximately $0.02 per public share that remains outstanding) per month to deposit into the trust account in connection with the extension of our termination date from May 3, 2022 to November 3, 2022. On May 2, 2022, we issued a promissory note to the sponsor in connection with such loan, which bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of our initial business combination, or (b) the date of our liquidation. If the initial business combination is not consummated by November 3, 2022, then our existence will terminate, and we will distribute all amounts in the trust account.

As of June 30, 2022, we had approximately $33.0 million in the trust account. As of June 30, 2022, $84,153 of cash was held outside of the trust account and is available for working capital purposes.

The mailing address of Bull Horn principal executive office is 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139, and its telephone number is (305) 671-3341.

You are not being asked to vote on the Transactions at the special meeting. The vote by Bull Horn shareholders on the Transactions will occur at the separate Business Combination Special Meeting of Bull Horn shareholders, to be held on October 26, 2022, at 10:00 a.m., Eastern Time, and the solicitation of proxies from Bull Horn shareholders in connection with such separate Business Combination Special Meeting, and the related right of Bull Horn shareholders to redeem in connection with the Transactions (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Proposal), is the subject of a separate proxy statement/prospectus dated September 30, 2022 that was mailed to Bull Horn on or about October 4, 2022. If you want to ensure your public shares are redeemed in the event either the Transactions are completed or the Extension Proposal is implemented, you should elect to redeem your public shares in connection with either the special meeting or the Business Combination Special Meeting.

THE EXTENSION PROPOSAL

The Extension Proposal

Bull Horn is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Bull Horn must consummate a business combination from November 3, 2022 to December 31, 2022.

On April 18, 2022, Bull Horn entered into the Merger Agreement with Merger Sub and Coeptis. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the Closing, Bull Horn will re-domicile from the British Virgin Islands to the State of Delaware through a statutory re-domestication, and (ii) upon the Closing, Merger Sub will merge with and into Coeptis, with Coeptis continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Bull Horn (after the Domestication). For additional information about the Merger Agreement and the Transactions, please see the Current Report on Form 8-K filed by Bull Horn with the SEC on April 19, 2022 and the proxy statement/prospectus dated September 30, 2022.

The Board believes that it is in the best interests of Bull Horn to seek an extension of the Termination Date and have Bull Horn’s shareholders approve the Extension Proposal to allow for a short period of additional time to consummate the Transactions if needed. Bull Horn has called Business Combination Special Meeting. While Bull Horn is using its best efforts to complete the Transactions on or before the Termination Date and on or before the date of the special meeting, the Board believes that it is in the best interests of Bull Horn shareholders that the Extension be obtained so that, in the event the Transactions are for any reason not able to be consummated on or before the Termination Date, Bull Horn will have a limited additional amount of time to consummate the Transactions. Without the Extension, Bull Horn believes that there is some risk that it might not, despite its best efforts, be able to complete the Transactions on or before the Termination Date. If that were to occur, Bull Horn would be precluded from completing the Transactions and would be forced to liquidate even if Bull Horn shareholders are otherwise in favor of consummating the Transactions.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the shareholders of Bull Horn at the Business Combination Special Meeting), Bull Horn intends to complete the Transactions as soon as possible and in any event on or before the Extended Date.

If Bull Horn shareholders approve the Transactions at the Business Combination Special Meeting and the other conditions to the Transactions are then satisfied or will be satisfied or waived on or before the Termination Date, then Bull Horn intends to use its best efforts to complete the Transactions on or before the Termination Date. If Bull Horn completes the Transactions on or before November 2, 2022, it will cancel the special meeting and will not implement the Extension. If Bull Horn completes the Transactions on November 3, 2022, it will not implement the Extension. If Bull Horn does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the special meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Special Meeting). Bull Horn intends to hold the special meeting to approve the Extension and file the proposed amendment to its Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the special meeting that it may not be able to complete the Transactions on or before the Termination Date.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Bull Horn more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated a business combination by November 3, 2022, or if the Extension Proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each public shareholder will receive a full pro rata portion of the amount then in the trust account, plus any pro rata interest earned on the funds held in the trust account and not previously released to us to pay our taxes payable on such funds. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Bull Horn is attached to this proxy statement as Annex A.

The full text of the Extension Proposal resolution is set forth in Annex A.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until November 3, 2022 to effect a business combination under its terms. Our Board believes that there may not be sufficient time before November 3, 2022 to complete an initial business combination. On April 18, 2022, Bull Horn entered into the Merger Agreement with Merger Sub and Coeptis. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the Closing, Bull Horn will re-domicile from the British Virgin Islands to the State of Delaware through a statutory re-domestication, and (ii) upon the Closing, Merger Sub will merge with and into Coeptis, with Coeptis continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Bull Horn (after the Domestication).

Accordingly, the Board believes that in order to be able to consummate the Transactions, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Bull Horn must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the Transactions.

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least sixty-five percent (65%) of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that consummation of our initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete the business combination beyond November 3, 2022 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to complete a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the pending Transactions, circumstances warrant providing those who would like to consider whether the Transactions are an attractive investment with an opportunity to consider such Transactions, inasmuch as Bull Horn is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Bull Horn’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate a business combination by November 3, 2022 in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate following November 3, 2022.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the trust account with respect to Bull Horn’s warrants which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Bull Horn will file an amendment to its Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto. Bull Horn will remain a reporting company under the Exchange Act and its outstanding units, shares and warrants will remain publicly traded. Bull Horn will then continue to work to complete an initial business combination by the Extended Date.

If the Extension Proposal is approved, but Bull Horn does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each public shareholder will receive a full pro rata portion of the amount then in the trust account, plus any pro rata interest earned on the funds held in the trust account and not previously released to us to pay our taxes payable on such funds. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless.

Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on the Transactions at the special meeting. The vote by Bull Horn shareholders on the Transactions will occur at the separate Business Combination Special Meeting of Bull Horn shareholders, to be held on October 26, 2022, at 10:00 a.m., Eastern Time, and the solicitation of proxies from Bull Horn shareholders in connection with such separate Business Combination Special Meeting, and the related right of Bull Horn shareholders to redeem in connection with the Transactions (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Proposal), is the subject of a separate proxy statement/prospectus dated September 30, 2022 that was mailed to Bull Horn on or about October 4, 2022. If you want to ensure your public shares are redeemed in the event either the Transactions are completed or the Extension Proposal is implemented, you should elect to redeem your public shares in connection with either the special meeting or the Business Combination Special Meeting.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Bull Horn’s net asset value based on the number of shares that seek redemption. Bull Horn cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $33.0 million that was in the trust account as of June 30, 2022. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal and the Election.

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. If you have elected to redeem your public shares in connection with the Business Combination Special Meeting and also desire to have such shares redeemed in connection with the special meeting, then you do not need to take any additional action as such shares will be automatically submitted for redemption in connection with the special meeting. However, if you did not elect to redeem your public shares in connection with the Business Combination Special Meeting, you may elect to redeem such shares in connection with the special meeting.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the special meeting. As of September 30, 2022, this would amount to approximately $10.28 per share. The closing price of Bull Horn’s shares on September 30, 2022 was $10.19. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.09 more for each share than if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Extension Proposal is not approved or if they are abandoned, these shares will be returned promptly following the special meeting as described above.

Your right to redeem in connection with the special meeting relating to the Extension Proposal does not affect the right of Bull Horn shareholders to elect to redeem their public shares in connection with the Transactions, which is a separate and additional redemption right available to Bull Horn shareholders. Shareholders of Bull Horn seeking to exercise their redemption rights in connection with the Transactions should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus dated September 30, 2022 relating to the Business Combination Special Meeting.

Certain Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Extension Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons subject to applicable financial statement accounting rules under Section 451(b) of the Code;

●	persons that actually or constructively own 5 percent or more of the Company’s shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “The Extension Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “The Extension Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

The Board’s Reasons for the Extension Proposal

If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account in connection with any meeting to approve an initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed a business combination by the Extended Date. However, the Company will not proceed with the Extension Proposal, if after the Election, the Company fails to have net tangible assets greater than $5,000,001.

On April 18, 2022, Bull Horn entered into the Merger Agreement with Merger Sub and Coeptis. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the Closing, Bull Horn will re-domicile from the British Virgin Islands to the State of Delaware through a statutory re-domestication, and (ii) upon the Closing, Merger Sub will merge with and into Coeptis, with Coeptis continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Bull Horn (after the Domestication). For additional information about the Merger Agreement and the Transactions, please see the Current Report on Form 8-K filed by Bull Horn with the SEC on April 19, 2022 and the proxy statement/prospectus dated September 30, 2022.

The Board believes that in order to be able to consummate the Transactions, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Bull Horn must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the Transactions.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Bull Horn and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

Interests of Bull Horn’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 1,875,000 founder shares (purchased for $25,000) and 2,625,000 private placement warrants (purchased for $2.625 million) that would expire worthless if a business combination is not consummated;

●	In order to finance transaction costs in connection with a business combination, our sponsor or an affiliate of our sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be redeemed upon consummation of a business combination into additional private placement warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans. As of September 30, 2022, $173,820 of the Working Capital Loans were outstanding. In connection with the extension of the date of our termination date from May 3, 2022 to November 3, 2022, our sponsor agreed to lend us $66,667 (or approximately $0.02 per public share that remains outstanding) per month, up to $400,000 in aggregate, to deposit into the trust account. Our sponsor has agreed to lend us up to $500,000 as a working capital loan, which loan will only be repaid if the Transactions are consummated;

●	the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account;

●	the fact that unless we consummate an initial business combination, our officers, directors and the sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account (as of June 30, 2022, none of our officers and directors have incurred any out-of-pocket expenses, but such expenses may be incurred prior to consummation of the Transactions);

●	the fact that Christopher Calise, our Chief Financial Officer and Director, will be our designee to the combined company’s Board of Directors upon the Closing. As a director, in the future Mr. Calise may receive any cash fees, stock options or stock awards that the combined company’s Board of Directors determines to pay to its directors; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Business Combination Special Meeting and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least 65% of the Company’s ordinary shares entitled to vote and which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

All of Bull Horn’s sponsor, directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, our sponsor, directors and executive officers of Bull Horn and their affiliates beneficially owned and were entitled to vote 1,875,000 ordinary shares of Bull Horn representing approximately 36.6% of Bull Horn’s issued and outstanding ordinary shares.

In addition, Bull Horn’s sponsor, directors, executive officers and their affiliates may choose to buy units or ordinary shares of Bull Horn in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Bull Horn held by affiliates will be voted in favor of the Extension Proposal. As this proposal is not a “routine” matter brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal. If the Adjournment Proposal is not approved by our shareholders, it is agreed that the chairman of the meeting shall not adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Extension Proposal.

The full text of the Adjournment Proposal is set forth in Annex A.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person online or by proxy) and voting on the Adjournment Proposal at the special meeting will be required to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place. The special meeting of Bull Horn’s shareholders will be held at 10:00 a.m., Eastern Time on November 2, 2022, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/bullhornse/ext2022.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Bull Horn ordinary shares at the close of business on September 1, 2022, the record date for the special meeting. You will have one vote per proposal for each Bull Horn share you owned at that time. Bull Horn warrants do not carry voting rights.

Votes Required. The affirmative vote of the holders of at least 65% of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person online or by proxy) at the special meeting and are voted will be required to approve the Adjournment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

At the close of business on the record date, there were 5,116,414 outstanding ordinary shares of Bull Horn each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Proposal approved, you should vote against the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the shareholder meeting which is scheduled for November 2, 2022, you must demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the Extension Proposal being presented to shareholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person online or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person online at the special meeting.

We have retained Advantage Proxy to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the special general meeting.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Bull Horn’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the record date, there were a total of 5,116,414 ordinary shares (including 3,241,414 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Bull Horn Holdings Sponsor LLC (our sponsor)(2)	1,875,000	36.6%
Robert Striar(2)	1,875,000	36.6%
Christopher Calise(2)	1,875,000	36.6%
Stephen Master(3)	—	—
Michael Gandler(3)	—	—
Jeff Wattenberg(3)	—	—
Doug Schaer(3)	—	—
Barron Davis(3)	—	—
All directors and executive officers as a group (7 individuals)	1,875,000	36.6%

Other 5% Shareholders
Hudson Bay Capital Management LP(4)	558,609	10.9%
Harraden Circle Investors, LP (5)	514,436	10.1%
Shaolin Capital Management LLC(6)	660,000	12.9%

*	less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139.

(2)	Represents shares held by our sponsor. The shares held by our sponsor are beneficially owned by Robert Striar, our Chief Executive Officer, and Christopher Calise, our Chief Financial Officer, who, as managing members of our sponsor, have voting and dispositive power over the shares held by our sponsor. Each of Mr. Striar and Mr. Calise disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein.

(3)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of membership interests of our sponsor.

(4)	According to a Schedule 13G filed on February 2, 2022, Hudson Bay Capital Management LP and Sander Gerber may be deemed beneficial owners of the listed ordinary shares. The principal business address of each reporting person is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(5)	According to a Schedule 13G filed on April 18, 2022, 514,436 ordinary shares are directly beneficially owned by Harraden Circle Investors, LP (“Harraden Fund”). Harraden Circle Investors GP, LP (“Harraden GP”) is the general partner to Harraden Fund, and Harraden Circle Investors GP, LLC (“Harraden LLC”) is the general partner of Harraden GP. Harraden Circle Investments, LLC (“Harraden Adviser”) serves as investment manager to Harraden Fund. Frederick V. Fortmiller, Jr. (“Mr. Fortmiller”) is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the shares reported herein directly beneficially owned by Harraden Fund. The reporting persons’ principal business address is 299 Park Avenue, 21st Floor, New York, NY 10171.

(6)	According to a Schedule 13G filed on February 10, 2022, Shaolin Capital Management LLC, acquired 500,000 ordinary shares. The business address for the reporting person is 1460 Broadway New York, NY 10036.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the year 2022 annual general meeting, you need to provide it to Bull Horn in a reasonable time before we print and send our proxy materials for our 2022 annual general meeting. Shareholder proposals for the 2022 annual general meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2022 annual general meeting. Under British Virgin Islands law and the Amended and Restated Memorandum and Articles of Association, the Board is only obligated to include requests for proposals or other matters of business (including nominations) to be considered at a meeting if such request is in writing made by shareholders who are together entitled to exercise 30% or more of the voting rights in respect of the matter which is the subject of such request; otherwise, the Board has discretion as to whether or not such request should be included.

If the Extension Proposal is not approved, there will be no annual general meeting in 2022.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Bull Horn and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Bull Horn’s proxy statement. Upon written or oral request, Bull Horn will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Bull Horn deliver single copies of such documents in the future. Shareholders may notify Bull Horn of their requests by calling or writing Bull Horn at its principal executive offices at 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139.

WHERE YOU CAN FIND MORE INFORMATION

Bull Horn files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access these materials at the SEC website at www.sec.gov.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Bull Horn Holdings Corp.
801 S. Pointe Drive, Suite TH-1
Miami Beach, Florida 33139
Tel: (305) 671-3341

or:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than October 26, 2022.

ANNEX A
BULL HORN HOLDINGS CORP. (the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Proposal

The Amended and Restated Memorandum and Articles of Association of Bull Horn Holdings Corp. shall be amended by deleting Regulation 23.2 in its entirety and replacing it with the following:

“23.2

The Company has until December 31, 2022 to consummate a Business Combination (such date referred to as the Termination Date), in the event that the Company fails to consummate a Business Combination by the Termination Date such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Adjournment Proposal

It is resolved to direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Proposal.

Annex A-1

BULL HORN HOLDINGS CORP.
801 S. POINTE DRIVE, SUITE TH-1
MIAMI BEACH, FLORIDA 33139

SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 2, 2022
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

BULL HORN HOLDINGS CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
NOVEMBER 2, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 11, 2022, in connection with the special meeting and at any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on November 2, 2022, as a virtual meeting, and hereby appoints Robert Striar and Christopher Calise, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Bull Horn Holdings Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, AND “FOR” PROPOSAL 2, IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 2, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/bullhornse/ext2022.

Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN
Amend Bull Horn’s Amended and Restated Memorandum and Articles of Association to extend the date that Bull Horn must consummate a business combination to December 31, 2022, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 thereof and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the accompanying proxy statement.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Extension Proposal.	☐	☐	☐

REGARDLESS OF WHETHER YOU VOTE “FOR” OR “AGAINST” PROPOSAL 1 OR “ABSTAIN,” IF YOU HOLD ORDINARY SHARES ISSUED IN THE COMPANY’S IPO, OR PUBLIC SHARES, YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING.

Dated: _____________, 2022

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.